SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 26, 2004
                Date of Report (Date of earliest event reported)

                        Endurance Specialty Holdings Ltd.
             (Exact name of registrant as specified in its charter)

            Bermuda                     1-31599                   98-032908
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
         Incorporation)               File Number)           Identification No.)

           Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda (Address of principal executive offices, including zip code)

                                 (441) 278-0440
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition

      On April 26, 2004, Endurance Specialty Holdings Ltd. issued a press release reporting its results for the quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, a copy of the Endurance Specialty Holdings Ltd. Investor Financial Supplement for the quarter ended March 31, 2004 is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

      In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, furnished pursuant to Item 12 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 27, 2004


                                              By: /s/ John V. Del Col
                                                  ------------------------------
                                              Name: John V. Del Col
                                              Title: General Counsel & Secretary

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

    99.1      First Quarter Results of Operations Press Release, dated
              April 26, 2004

    99.2      Investor Financial Supplement for the quarter ended March 31, 2004